                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): JUNE 27, 1997



                       MARCUM NATURAL GAS SERVICES, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



       DELAWARE                            0-19793                 84-1169358
----------------------------      ------------------------     -------------------
(State or other jurisdiction      (Commission File Number)     (I.R.S. Employer
of incorporation)                                              Identification No.)



            1675 BROADWAY, SUITE 2150, DENVER, COLORADO      80202
            -------------------------------------------------------
            (Address of principal executive offices)      (Zip code)


       Registrant's telephone number, including area code: (303) 592-5555
                                                          ---------------

                                 NOT APPLICABLE
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On June 27, 1997, Marcum Fuel Systems, Inc. ("MFS"), a Colorado corporation and a wholly-owned subsidiary of Marcum Natural Gas Services, Inc., a Delaware corporation (the "Company"), completed the sale of its compressed natural gas vehicle refueling business and substantially all of the operating assets related thereto to Natural Fuels Corporation ("Natural"), a Colorado corporation and an affiliate of Public Service Co. of Colorado and Colorado Interstate Gas, pursuant to the provisions of an Asset Purchase Agreement, dated as of June 27, 1997, by and between Natural, as buyer, and MFS, DVCO Fuel Systems, Inc. and Marcum CNG Systems, Inc., as seller (the "Asset Purchase Agreement"). Marcum CNG Systems, Inc. and DVCO Fuel Systems, Inc. are wholly-owned subsidiaries of MFS, and references to MFS in this Current Report on Form 8-K include MFS and its wholly-owned subsidiaries, unless the context otherwise requires. Subsequent to the sale, MFS changed its name to Marcum Denver, Inc.

         In consideration for the sale of the assets, pursuant to the Asset Purchase Agreement, (a) Natural paid MFS $373,628 in cash at closing; (b) Natural agreed to pay an additional $47,735 in cash for certain vehicles and equipment as soon as title to such vehicles and equipment could be transferred (which the Company expects to occur within approximately 30 days of the closing date); (c) Natural assumed the warranty and service obligations of MFS with respect to jobs completed by MFS and certain liabilities and obligations of MFS in connection with pending jobs and job quotes assumed by Natural; (d) Natural agreed to pay MFS thirty percent (30%) of the gross margin upon Natural's completion of the assumed jobs; and (e) Natural agreed to pay MFS a royalty on the sale by Natural and its affiliates of compressed natural gas vehicle refueling dispensers that incorporate MFS metering technology in an amount equal to (i) $750 per dispenser sold until the earlier of the sale of the first 500 dispensers or five years from the closing date, plus (ii) $500 per dispenser sold thereafter until the earlier of the sale of 500 additional dispensers or five additional years. The purchase price for the MFS assets was determined by arm's length negotiations between Natural and MFS, which companies are not affiliated with each other. MFS also granted to Natural a one-year license of the name "Marcum Fuel Systems, Inc." and certain other trademarks and trade names pursuant to a License Agreement.

         The assets sold by MFS to Natural included certain inventory, equipment, contracts, patents, trademarks and technology of MFS used in the compressed natural gas vehicle refueling business, but excluded receivables and payables (other than those attributed to assumed jobs), certain inventory and contracts attributable to jobs in progress as of the closing date, and the capital stock of its wholly-owned subsidiaries.

         Pursuant to the Asset Purchase Agreement, MFS has agreed to indemnify Natural against damages arising out of a breach of any of its representations, warranties, covenants, agreements and obligations or resulting from any act, omission, event or circumstance related to the assets or business of MFS arising prior to the closing. Natural has agreed to indemnify MFS against damages arising out of a breach of any of its representations, warranties, covenants, agreements or obligations or resulting from the failure of Natural to perform any of its obligations with respect to the assumed liabilities. These indemnity obligations generally expire two years after the closing date, except with respect to taxes, environmental and intellectual property matters which survive until 180 days after expiration of applicable statutes of limitation.

         The obligations of MFS to Natural under the Asset Purchase Agreement have been guaranteed by the Company pursuant to a Guaranty. The Company and W. Phillip Marcum, the Chairman of the

Board, President, Chief Executive Officer and a director of the Company, also entered into a Noncompetition Agreement with Natural, pursuant to which the Company and Mr. Marcum have agreed not to compete with Natural in the compressed natural gas vehicle refueling business for four years from the closing date.

         MFS will complete certain jobs in progress as of the closing date which were not sold to Natural and will liquidate its remaining assets. MFS has subcontracted certain projects to Natural until appropriate consents are obtained to transfer the projects to Natural. MFS, as well as the Company and its other wholly-owned subsidiaries, will remain as indemnitors with respect to certain bonds underwritten in connection with certain projects of MFS that will be completed by Natural. Pursuant to the Asset Purchase Agreement, Natural will use commercially reasonable efforts to assume the obligations of MFS and its affiliates under such bonds or to replace such bonds, but there is no assurance that such assumption or replacement of bonds or obligations will occur.

         The foregoing description of the terms of the disposition of assets and related transactions is qualified in its entirety by reference to the Asset Purchase Agreement, Guaranty and Noncompetition Agreement which are attached as exhibits to this Current Report on Form 8-K and incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

                  Not Applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION

                  The following unaudited pro forma financial statements are filed with this Current Report on Form 8-K:

                    Pro Forma Consolidated Balance Sheet as of March 31, 1997 (unaudited)
                    Pro  Forma Consolidated Statement of Operations for the
                         Three Months Ended March 31, 1997 (unaudited)
                    Pro  Forma Consolidated Statement of Operations for the
                         Year Ended December 31, 1996 (unaudited)
                    Notes to Unaudited Pro Forma Financial Information

         (c)      EXHIBITS

                  2.1 Asset Purchase Agreement, dated as of June 27, 1997, by and between Natural Fuels Corporation, as buyer, and Marcum Fuel Systems, Inc., DVCO Fuel Systems, Inc. and Marcum CNG Systems, Inc., as seller.

                 10.1 Guaranty, dated as of June 27, 1997, by Marcum Natural Gas Services, Inc. in favor of Natural Fuels Corporation.

                 10.2 Noncompetition Agreement, dated as of June 27, 1997, by and between Marcum Natural Gas Services, Inc., W. Phillip Marcum and Natural Fuels Corporation.

                 99.1 Press release, dated June 30, 1997, announcing the completion of the sale of substantially all of the assets of Marcum Fuel Systems, Inc. to Natural Fuels Corporation.

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     MARCUM NATURAL GAS SERVICES, INC.



                                     By:      /s/  W. Phillip Marcum
                                        --------------------------------------
                                        W. Phillip Marcum
                                        President and Chief Executive Officer


Dated:   July 11, 1997

               MARCUM NATURAL GAS SERVICES, INC. AND SUBSIDIARIES

                   UNAUDITED PRO FORMA FINANCIAL INFORMATION




         On June 27, 1997, Marcum Natural Gas Services, Inc. (the "Company"), through its wholly-owned subsidiary Marcum Fuel Systems, Inc., sold its compressed natural gas vehicle refueling equipment segment (the "CNG Segment") and substantially all of the operating assets related thereto.

         The following Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 1997 is presented as if the sale of the CNG Segment had occurred on such date. The following Unaudited Pro Forma Consolidated Statements of Operations for the three months ended March 31, 1997 and the year ended December 31, 1996 are presented as if the sale of the CNG Segment had occurred on January 1, 1997 and January 1, 1996, respectively. Effective March 31, 1997, the Company began reporting the results of the CNG Segment as discontinued operations. Accordingly, the assets and liabilities of the CNG Segment are included in net assets of discontinued operations in the historical consolidated balance sheet at March 31, 1997 and the results of operations of the CNG Segment are included in discontinued operations in the historical consolidated statement of operations for the three months ended March 31, 1997. The pro forma adjustments represent the Company's determination of all material adjustments necessary to present fairly the Company's pro forma financial position and results of operations and are based on available information and certain assumptions considered reasonable under the circumstances.

         The following unaudited pro forma financial information should be read in conjunction with the Company's historical financial statements and notes thereto filed in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1996 and the Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 1997. The unaudited pro forma financial statements are not necessarily indicative of the actual financial position or results of operations that would have occurred if the sale had been consummated on March 31, 1997 or at the beginning of the period for which the sale is being given effect, nor are they necessarily indicative of the financial position or results of operations of the Company as of any future date or for any future period.

               MARCUM NATURAL GAS SERVICES, INC. AND SUBSIDIARIES
                      Pro Forma Consolidated Balance Sheet
                                 March 31, 1997
                                  (Unaudited)

                                                                                   Pro Forma
                                                               Historical         Adjustments         Pro Forma
                                                              ------------       ------------         ---------
ASSETS
Current Assets:
   Cash and cash equivalents                                   $    787,712     $  373,628  (1)     $  1,161,340
   Trade receivables, net                                         2,751,872                            2,751,872
   Other receivables                                                 45,489         47,735  (1)           93,224
   Inventory                                                      2,614,990                            2,614,990
   Net assets of discontinued operations                          1,204,441       (421,363) (1)          783,078
   Prepaid expenses and other current assets                        254,500                              254,500
                                                                 ----------      ---------            ----------
      Total current assets                                        7,659,004                            7,659,004
                                                                 ----------      ---------            ----------
Property, Plant and Equipment, at cost                            3,068,582                            3,068,582
   Less accumulated depreciation                                  1,845,814                            1,845,814
                                                                 ----------      ---------            ----------
      Property, plant and equipment, net                          1,222,768                            1,222,768
                                                                 ----------      ---------            ----------
Other Assets:
   Customer list, net                                             7,161,372                            7,161,372
   Goodwill and other intangibles, net                              983,642                              983,642
   Investments in unconsolidated affiliates                         284,161                              284,161
   Other assets                                                     190,630                              190,630
                                                                 ----------      ---------            ----------
      Total other assets                                          8,619,805                            8,619,805
                                                                 ----------      ---------            ----------
      Total assets                                             $ 17,501,577     $                   $ 17,501,577
                                                                 ==========      =========            ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
   Accounts payable                                            $    650,361     $                   $    650,361
   Accrued and other liabilities                                    885,932                              885,932
   Current maturities of notes payable                              357,649                              357,649
   Current maturities of long-term debt                               3,691                                3,691
                                                                 ----------      ---------            ----------
      Total current liabilities                                   1,897,633                            1,897,633
                                                                 ----------      ---------            ----------
Stockholders' Equity:
   Redeemable preferred stock - Series A, $.01 par value;
      authorized, 1,000,000 shares; none issued and outstanding
   Redeemable preferred stock - Series B, $.01 par value;
      authorized, 1,000,000 shares; none issued and outstanding
   Redeemable preferred stock - Series C, $.01 par value;
      authorized, 500,000 shares; none issued and outstanding
   Common stock, $.01 par value; authorized, 25,000,000 shares;
      issued and outstanding, 12,307,327 shares                     123,073                              123,073
   Additional paid-in capital                                    36,910,187                           36,910,187
   Foreign currency translation                                       6,658                                6,658
   Accumulated deficit                                          (21,435,974)                         (21,435,974)
                                                                 ----------      ---------            ----------
      Total stockholders' equity                                 15,603,944                           15,603,944
                                                                 ----------      ---------            ----------
      Total liabilities and stockholders' equity               $ 17,501,577     $                   $ 17,501,577
                                                                 ==========      =========            ==========



See notes to unaudited pro forma financial information.

               MARCUM NATURAL GAS SERVICES, INC. AND SUBSIDIARIES
                 Pro Forma Consolidated Statement of Operations
                   For the Three Months Ended March 31, 1997
                                  (Unaudited)

                                                                                   Pro Forma
                                                               Historical         Adjustments         Pro Forma
                                                              ------------       ------------         ---------
Revenues:
   Natural gas measurement sales and services                  $  4,260,024     $                    $ 4,260,024
   Other                                                             99,396                               99,396
                                                                 ----------      ----------           ----------
      Total revenues                                              4,359,420                            4,359,420
                                                                 ----------      ----------           ----------

Costs and Expenses:
   Cost of measurement sales and services                         2,678,815                            2,678,815
   General and administrative                                     1,022,903                            1,022,903
   Selling, marketing and service                                   357,364                              357,364
   Depreciation and amortization                                    234,513                              234,513
   Research and development                                         217,012                              217,012
   Interest and other                                                36,099                               36,099
                                                                 ----------      ----------           ----------
      Total costs and expenses                                    4,546,706                            4,546,706
                                                                 ----------      ----------           ----------
Loss From Continuing Operations                                    (187,286)                            (187,286)
                                                                 ----------      ----------           ----------
Discontinued Operations:
   Income (loss) from operations                                   (278,769)        278,769 (2)                0
   Loss from disposal                                            (1,300,000)                          (1,300,000)
                                                                 ----------      ----------           ----------
Income (Loss) From Discontinued Operations                       (1,578,769)        278,769           (1,300,000)
                                                                 ----------      ----------           ----------
Net Income (Loss)                                              $ (1,766,055)    $   278,769         $ (1,487,286)
                                                                 ==========      ==========           ==========

Income (Loss) Per Share
   Continuing operations                                             $(0.01)    $      0.00         $      (0.01)
   Discontinued operations                                            (0.13)           0.02                (0.11)
                                                                 ----------      ----------           ----------

Net Income (Loss) Per Share                                    $      (0.14)    $      0.02         $      (0.12)
                                                                 ==========      ==========           ==========

Weighted Average Common Shares Outstanding                       12,288,316      12,288,316           12,288,316
                                                                 ==========      ==========           ==========



See notes to unaudited pro forma financial information.

               MARCUM NATURAL GAS SERVICES, INC. AND SUBSIDIARIES
                 Pro Forma Consolidated Statement of Operations
                      For the Year Ended December 31, 1996
                                  (Unaudited)

                                                                                   Pro Forma
                                                               Historical         Adjustments         Pro Forma
                                                              ------------       ------------         ---------
Revenues:
   Natural gas measurement sales and services                  $ 18,418,917                         $ 18,418,917
   Natural gas refueling equipment sales                          4,593,663    $ (4,593,663) (3)
   Other                                                            601,471          (5,715) (4)         595,756
                                                                 ----------      ----------           ----------
      Total revenues                                             23,614,051      (4,599,378)          19,014,673
                                                                 ----------      ----------           ----------

Costs and Expenses:
   Cost of measurement sales and services                        11,987,012                           11,987,012
   Cost of refueling equipment sales                              3,906,430      (3,906,430) (3)
   General and administrative                                     4,837,147      (1,131,917) (4)       3,705,230
   Selling, marketing and service                                 2,379,950        (791,628) (4)       1,588,322
   Depreciation and amortization                                  1,206,023        (298,860) (5)         907,163
   Research and development                                         746,646         (16,529) (4)         730,117
   Interest and other                                                92,260          (3,419) (4)          88,841
                                                                 ----------      ----------           ----------
      Total costs and expenses                                   25,155,468      (6,148,783)          19,006,685
                                                                 ----------      ----------           ----------
Income (Loss) from Continuing Operations                         (1,541,417)      1,549,405                7,988
                                                                 ----------      ----------           ----------
Discontinued Operations:
   Loss from disposal                                                              (298,860) (5)        (298,860)
                                                                                 (1,300,000) (6)      (1,300,000)
                                                                 ----------      ----------           ----------
Loss from Discontinued Operations                                                (1,598,860)          (1,598,860)
                                                                 ----------      ----------           ----------
Net Loss                                                       $ (1,541,417)   $    (49,455)        $ (1,590,872)
                                                                 ==========      ==========           ==========
Net Income (Loss) Per Share
   Continuing operations                                       $      (0.13)   $       0.13         $       0.00
   Discontinued operations                                             0.00           (0.13)               (0.13)
                                                                 ----------      ----------           ----------
Net Income (Loss) Per Share                                    $      (0.13)   $       0.00         $      (0.13)
                                                                 ==========      ==========           ==========
Weighted Average Common Shares Outstanding                       12,100,881      12,100,881           12,100,881
                                                                 ==========      ==========           ==========



See notes to unaudited pro forma financial information.

               MARCUM NATURAL GAS SERVICES, INC. AND SUBSIDIARIES
               NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION



(1) To record cash proceeds from the sale of certain inventory, equipment, contracts, patents, trademarks and technology of the discontinued CNG Segment (included in net assets of discontinued operations), net of $47,735 to be paid by the purchaser upon the transfer of title to certain vehicles and equipment.

(2)      To eliminate historical losses from the discontinued CNG Segment.

(3) To eliminate historical natural gas refueling equipment sales and cost of sales directly associated with the discontinued CNG Segment.

(4) To eliminate other historical revenues and expenses related to the operations of the discontinued CNG Segment.

(5) To eliminate the historical depreciation and amortization of the property, plant and equipment and intangible assets of the discontinued CNG Segment against the loss from disposal of discontinued operations.

(6) To record a non-recurring loss from disposal of the discontinued CNG Segment as follows:


                 Reduction of net assets to
                   expected net realizable value              $  934,000
                 Estimated net costs to complete jobs in
                   progress not assumed by purchaser             216,000
                 Estimated severance and liquidation costs       150,000
                                                               ---------
                        Total                                 $1,300,000
                                                               =========

                       MARCUM NATURAL GAS SERVICES, INC.
                                    FORM 8-K


                                 EXHIBIT INDEX


EXHIBIT NO.                DESCRIPTION
-----------                -----------
     2.1  Asset Purchase Agreement, dated as of June 27, 1997, by and between
          Natural Fuels Corporation, as buyer, and Marcum Fuel Systems, Inc.,
          DVCO Fuel Systems, Inc. and Marcum CNG Systems, Inc., as seller.

    10.1  Guaranty, dated as of June 27, 1997, by Marcum Natural Gas Services,
          Inc. in favor of Natural Fuels Corporation.

    10.2 Noncompetition Agreement, dated as of June 27, 1997, by and between Marcum Natural Gas Services, Inc., W. Phillip Marcum and Natural
          Fuels Corporation.

    99.1 Press release, dated June 30, 1997, announcing the completion of the sale of substantially all of the assets of Marcum Fuel Systems, Inc.
          to Natural Fuels Corporation.





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